                                                                    Exhibit 10.9


                                                                                                                 Serial No.: 0359345


     BUSINESS LICENSE
                                                                      Name: Concord Camera (Shenzhen) Company Limited

OF AN ENTERPRISE LEGAL PERSON                                         Domicile: Industrial Zone 189, Henggang Town, Longgang
                                                                      District, Shenzhen Municipality

Registration No.: Qi Du Yue Shen Zong Zi No. 308985                   Legal representative: Keith Lampert
Date of Establishment: 25 April 2002
                                                                      Registered capital: US$1.5 million (paid-up capital: US$     )

Number of Duplicates: 1                                               Type of enterprise: wholly foreign-owned enterprise (Hong Kong
Registration Authority: Shenzhen Municipal Administration             Investment)
for Industry and Commerce
                                                                      Scope of business: production and operation of mechanical
                                                                      cameras, digital cameras, single-use cameras, camera parts
                 (sealed) Shenzhen Municipal Administration           (may only commence operations upon passing the fire safety
                 for Industry and Commerce                            inspection)

                                                                      Branch Organisations
                                             25 April 2002
                                                                      Term of operation: from 25 April 2002 to 25 April 2052

                                                                      [shall report for annual inspection to the registration
                                                                      authority each year from 1 January to 30 April, no further notice shall be given]

                                BUSINESS LICENSE

                          OF AN ENTERPRISE LEGAL PERSON

                            (Duplicate) Duplicate: 1

                             Registration No.: Qi Du Yue Shen Zong Zi No. 308985




Name                    :   Concord Camera (Shenzhen) Company Limited

Domicile                :   Industrial Zone 189, Henggang Town, Longgang
                            District, Shenzhen Municipality

Legal representative    :   Keith Lampert

Registered capital      :   US$1.5 million (paid-up capital: US$              )

Type of enterprise      :   wholly foreign-owned enterprise (Hong Kong
                            investment)

Scope of business       :   production and operation of mechanical cameras,
                            digital cameras, single-use cameras, camera parts
                            (may only commence operations upon passing the fire safety inspection)

Branch Organisations    :

Term of operation       :   from 25 April 2002 to 25 April 2052

Date of establishment   :   25 April 2002

                                                          Serial Number: 0425414

                                   Explanation


1. The Business License of an Enterprise Legal Person is evidence that an enterprise has obtained the status of an enterprise legal person and is operating lawfully.

2. The Business License of an Enterprise Legal Person is divided into an original and a duplicate. The original and duplicate have the same legal validity and effect. The original of the business license shall be placed at a visible location at the domicile of the enterprise legal person. An enterprise legal person may apply to the registration authority to obtain several duplicates in accordance with its business needs.

3. The business license may not be forged, altered, leased, lent or assigned. Any unit or individual other than the registration authority may not detain, confiscate or revoke the business license.

4. An enterprise legal person shall engage in business activities within the scope of business registered following verification.

5. When there is a change in the items registered by an enterprise legal person, it shall apply to the original registration authority for amendment of the registration.

6. The registration authority conducts an annual inspection of enterprise legal persons from 1 January to 30 April each year.

7. When the registration of an enterprise is cancelled, it shall return the original and the duplicate(s) of the business license. The business license becomes void automatically as soon as it has been cancelled by the registration authority.


            Details of Annual Inspection of Enterprise Legal Person

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Registration Authority   Shenzhen Municipal Administration for Industry and
                         Commerce

(Sealed) Shenzhen Municipal Administration for Industry and Commerce

25 April 2002